UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 3, 2005 (July 26, 2005)
Date of Report (Date of earliest event reported)

COMPETITIVE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8696	36-2664428
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number )	Identification No.)

1960 Bronson Road, Fairfield, Connecticut 06824
(Address of principal executive offices) (Zip Code)

(203) 255-6044
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On August 3, 2005, Competitive Technologies, Inc. (“CTT”) announced that it had granted a license to Ortho-Clinical Diagnostics, Inc. under CTT’s U.S. Patent Number 4,940,658 and its foreign counterparts for homocysteine assays. Pursuant to the license, Ortho-Clinical will pay CTT an initial, upfront license fee and a per test royalty on sales of homocysteine assay products.

On July 28, 2005, CTT announced that it had granted a license to Beckman Coulter, Inc. under CTT’s U.S. Patent Number 4,940,658 and its foreign counterparts for homocysteine assays. Pursuant to the license, Beckman Coulter will pay CTT an initial, upfront license fee and a per test royalty on sales of homocysteine assay products.

On July 26, 2005, CTT announced that an additional patent of CTT’s patented melanogenesis-inducing technologies had been licensed to Melanotan Corporation (“MCI”), which sub-licensed the patent to Epitan Limited (ASX:EPT), an Australian company performing clinical trials on the technology. CTT and its clients will receive royalties on any sales of products associated with this additional patent. Separately, in the same release, CTT also announced that MCI had paid an additional dividend of Epitan shares to its shareholders. As a result, CTT received an additional 660,686 shares of Epitan. The shares are subject to the same lock up provision as the shares previously received, whereby CTT cannot sell, dispose or otherwise transfer the shares prior to October 21, 2005. CTT expects that the shares will be valued at approximately $150,000. After the dividend, CTT will own approximately 1.9 million shares of Epitan.

Copies of the press releases are attached as Exhibits 99.1 - 99.3.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press release dated August 3, 2005.
Exhibit 99.2	Press release dated July 28, 2005.
Exhibit 99.3	Press release dated July 26, 2005.

[Signature page follows]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPETITIVE TECHNOLOGIES, INC.

Date: August 3, 2005	By:	/s/ Michael D. Davidson
Name: Michael D. Davidson Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release dated August 3, 2005 announcing that CTT had granted a license to Ortho-Clinical Diagnostics, Inc. for homocysteine assays.

Exhibit 99.2	Press release dated July 28, 2005 announcing that CTT had granted a license to Beckman Coulter, Inc. for homocysteine assays.

Exhibit 99.3	Press release dated July 26, 2005 announcing that CTT had licensed an additional patent to Melanotan Corporation, which sub-licensed it to Epitan Limited, an Australian company.